THE BANK OF NEW YORK

                            HYPOTHECATION AGREEMENT


40 Wall St, New York                                           December 23, 1996

      The undersigned (jointly and severally, if more than one) hereby certifies to THE BANK OF NEW YORK (hereinafter referred to as the "Bank") that the undersigned has good and valid legal title to the following described securities and/or personal property, free and clear of all liens, charges, security interests and encumbrances of any nature whatsoever; (if collateral is other than securities, describe in detail in paragraph form.)

                                                                      Value on
Description of Security   No. of Shares or Bonds   Serial Number(s)   This Date

       Arista                     178,400

(Which together with all products and proceeds thereof, accessions and additions thereto and substitutions therefor shall hereinafter be collectively referred to as the "Collateral").

      The undersigned (jointly and severally, if more than one) hereby agrees:

      (a) That Stanley & Joy Mandel of New York, NY (hereinafter referred to as the "Borrower") is authorized to pledge the Collateral to the Bank for the Borrower's account or otherwise.

      (b) That when so pledged, the Collateral shall secure, and that a security interest in the Collateral shall exist and will continue to exist in the Bank's favor as security for, any and all loans and/or advances at any time or from time to time made by the Bank to the Borrower, any present or future indebtedness or other obligations of the Borrower to the Bank, whether direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising, howsoever evidenced or acquired and whether joint, several or joint and several, and any renewals or extensions thereof (all of which shall hereinafter be referred to as the "Obligations").

      (c) That all agreements which the Borrower has made or may make with the Bank regarding the Collateral shall be applicable thereto to the same extent as if such Collateral were owned by the Borrower, that the undersigned hereby expressly ratifies, consents to and adopts any and all agreements which the Borrower has made or may hereafter make with the Bank with respect to the Collateral.

      (d) That any additions to, substitutions for, accessions to and proceeds of the Collateral in any form whatsoever which shall come into the possession of either the undersigned or the Borrower shall be held in trust for the Bank, and shall be delivered to the Bank upon receipt thereof.

      (e) That the Bank may deliver the Collateral to the Borrower or make such other disposition thereof as the Borrower may direct.

      (f) That the Bank may sell, assign and deliver the whole or any part of the Collateral without limitation upon it as to priority or preference between the Collateral and any other collateral pledged with it as security for any of the Obligations, including any collateral belonging solely to the Borrower, at any broker's exchange or elsewhere, at public or private sale, either for cash or credit or for future delivery, in order to satisfy any of the Obligations should default by the Borrower occur at any time with respect thereto, and that on any such sale, the Bank, its assigns, officers or nominees may purchase the whole or any part of the Collateral free from any right of redemption on the part of the undersigned, which right is hereby expressly waived.

      (g) That, without notice to or consent of the undersigned, the Bank may
(i) release any endorser, guarantor or any collateral given to secure any of the Obligations and (ii) at any time and from time to time, extend the time of payment or renew in whole or in part or grant other indulgences with respect to any of the Obligations for such time or times as the Bank may determine, and all of the provisions and authorizations contained herein shall apply to all such renewals and extensions.

      (h) That with respect to the Collateral, the Bank shall be under no duty to send notices, perform services, exercise any rights of collection, enforcement, conversion or exchange, vote, pay for insurance, taxes or other charges or take any action of any kind in connection with the management thereof and its only duty with respect thereto shall be to use reasonable care in its custody and preservation while in its possession, which shall not include any steps necessary to preserve rights against prior parties.

      (i) That the undersigned waives and agrees to waive (except as prohibited by applicable statute) trial by jury and the right to interpose any counterclaim or offset of any nature and description in any litigation between the Bank and the undersigned, on any matters whatsoever arising out of or in any way connected with this Agreement and, also, agrees that the venue of any such litigation shall be the county in which the Bank's office making the loans or other accommodation to the Borrower is located.

      (j) That the authorizations herein contained shall remain in full force and effect until receipt by the Bank of written notice from the undersigned of the revocation or termination hereof; provided, however, that no revocation or termination hereof shall affect in any manner the Bank's rights arising hereunder with respect to any Obligations (or any extensions or renewals thereof) which shall have been created, contracted, assumed or incurred prior to actual receipt by the Bank, at the Bank's office making the loans or other accomodations to the Borrower is located, of written notice of such revocation or termination, or any Obligations (or any extensions or renewals thereof) which shall have been created, contracted, assumed or incurred after actual receipt of such written notice pursuant to any agreement entered into by the Bank prior to actual receipt of such written notice.

      (k) To hold the Bank harmless in its reliance hereon prior to its actual receipt of written notice of revocation or termination hereof, whether or not or all the authorizations herein contained may have been theretofore terminated by operation of law or otherwise.

      (l) that any action permitted hereby or under the terms and provisions of any agreements, instruments or other documents relating to any of the Obligations may be taken without notice to the undersigned, and the undersigned expressly waives notice of any amount due or claimed to be due from Borrower, demand for payment, notice of default in the payment of any Obligations, notice of sale or other realization upon the Collateral, notice of the time and place of any such sale, and any other notice or demand otherwise required to be given to or made upon the Borrower or the undersigned by law and any choice or demand which the Bank may elect to give to or make upon the Borrower, all of which are hereby expressly waived.

      (m) That the undersigned hereby waives any rights which the undersigned may have under Section 9-112 of the Uniform Commercial Code and waives any notice of the acceptance of or reliance upon any of the provisions of this Agreement by the Bank.

      (n) That no modifications or waivers of any of the foregoing provisions hereof shall be effective unless expressly stated in writing and singed by or on behalf of the Bank and then only in the specific instance for which given. Each reference herein to the undersigned shall be deemed to include the heirs, executors, legal representatives, successors and assigns of the undersigned.

      (o) That if at any time it is necessary in the opinion of counsel to the Bank that any securities held as Collateral (the "Pledged Securities") be registered under the Securities Act of 1933, as amended, or that an indenture with respect thereto be qualified under the Trust Indenture Act of 1939 in order to permit the sale or other disposition of the Pledged Securities, the Borrower shall, at the Bank's request and at the expense of the Borrower, use the best efforts of the Borrower to promptly cause the registration of the Pledged Securities and the qualification of such indenture and continue such registration and qualification as long as deemed appropriate by the Bank.

      (p) That this Agreement shall be interpreted under and construed in accordance with the laws of the State of New York.

      (q) That every provision of this Agreement is intended to be severable; if any term or provision of this Agreement shall be invalid, illegal or unenforceable for any reason whatsoever, the validity, legality or enforceability of the remaining provisions hereof shall not in any way be affected or impaired thereby.


      IN WITNESS WHEREOF, this Agreement has been executed by the undersigned on this __ day of 19__

NAME  Keith E. Mandel M.D.              ADDRESS  3135 Katewood Court
    ------------------------------             ----------------------------

SIGNATURE /s/ Keith E. Mandel M.D.               Baltimore, MD 21209
         -------------------------      -----------------------------------


NAME _____________________________      ADDRESS ___________________________

SIGNATURE ________________________       __________________________________


STATE OF                   }
                           } S.S.
COUNTY OF                  }

      On this 31st day of December, 1996, before me personally appeared Keith E. Mandel to me known, and known to me to be the individual(s) described in and who executed the foregoing instrument and that such individual(s) duly acknowledge to me that such individual(s) executed same.

                                        /s/ Wanda I. Torres
                                        ------------------------------
                                                 NOTARY PUBLIC

                                                WANDA I. TORRES
                                        Notary Public, State of New York
                                                No. 01TO5058328
                                           Qualified in Kings County
                                        Commission Expires April 6, 1998

                           ACKNOWLEDGMENT BY BORROWER

      The undersigned, the Borrower referred to in the foregoing Hypothecation Agreement, hereby accepts notice of the execution and delivery thereof and of the terms and provisions thereof and agrees to be bound by any provisions thereof applicable to it. The Borrower hereby agrees that the Bank may at any time or from time to time accept from the person signing said agreement payment with respect to all or any part of the Obligations as defined in said Agreement and/or transfer or assign any and all instruments evidencing such Obligations and the Collateral securing the same to said person or anyone else, all without recourse to or warranty by the Bank. Any action permitted hereby or under the terms and provisions of said Agreement or of any instruments evidencing any of the Obligations may be taken without notice to the undersigned.


BORROWER NAME  Stanley S. Mandel                  DATE  12/31/96
               --------------------------               ------------------------

SIGNATURE  /s/ Stanley S. Mandel
           ------------------------------

BORROWER NAME  Joy Mandel                         DATE  12/31/96
               --------------------------               ------------------------

SIGNATURE  /s/ Joy Mandel
           ------------------------------